PURCHASE AGREEMENT

This Purchase Agreement (“Agreement”) is made and entered into on December 9, 2019 (“Effective Date”), by and between Generex Biotechnology Corporation, a Delaware corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.       The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase for $2,000,000.00 shares of Common Stock and a Promissory Note that may become convertible into Common Stock; and

B.       The offer and sale provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as a private placement pursuant to Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.       Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1.

II.       Purchase and Sale.

A.       Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closing set forth below, for an aggregate purchase price of $2,000,000.00 (“Purchase Amount”), Investor hereby irrevocably agrees to purchase a Note in the Face Value of $2,200,000.00 with an original issue discount (“OID”) and 100,000 shares of Common Stock, all in accordance with the terms, provisions, and schedule set forth in this Agreement and in the Transaction Documents.

B.       Deliveries. The following documents will be fully executed and delivered at the Closing:

1.       This Agreement;

2.       Note, in the form attached hereto as Exhibit 2;

3.       Transfer Agent Instructions, in the form attached hereto as Exhibit 3;

4.       Legal Opinion, in the form attached hereto as Exhibit 4;

5.       Officer’s Certificate, in the form attached hereto as Exhibit 5;

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6.       Secretary’s Certificate, in the form attached hereto as Exhibit 6;

7.       Confession of Judgment forms, in the form attached hereto as Exhibit 7; and

8.       Transfer agent book entry for 100,000 shares of Common Stock.

C.       Closing Conditions. The consummation of the transactions contemplated by this Agreement (each, a “Closing”) is subject to the satisfaction of each of the following conditions:

1.       All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.       The Common Stock is listed for and currently trading on the same or higher Trading Market and Company is in compliance with all requirements to maintain listing on the Trading Market, the Company has received no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market, and Company is not aware of any current facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification;

3.       The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.       No material breach or default has occurred under any Transaction Document or any other agreement between Company and Investor;

5.       Company has the number of duly authorized shares of Common Stock reserved for issuance as required pursuant to the terms of this Agreement;

6.       There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, nor is there any completed, ongoing, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, ongoing, pending, threatened or, to Company’s knowledge, contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement; and

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7.       Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

D.       Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase the Note and Common Stock by payment to Company of $2,000,000.00 in cash, by wire transfer of immediately available funds to an account designated by Company.

E.       Company Option. Within one Trading Day of the Registration Statement being declared effective by the Commission, Company may elect to sell and if so Investor will purchase for $250,000.00 in cash an additional Promissory Note (with the initial Promissory Note, each a “Note”) in the Face Value of $275,000.00 when all conditions set forth in Section II.C have been fully satisfied.

III.       Representations and Warranties.

A.       Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.       Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending, threatened or, to the knowledge of Company, contemplated proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.       Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

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3.       No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Securities and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.       Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation completed, ongoing, pending, threatened or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to have a Material Adverse Effect or challenge the legality, validity or enforceability of any of the Transaction Documents. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.       Filings, Consents and Approvals. Neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings, and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.       Issuance of Shares. The Common Stock and Conversion Shares will be duly authorized and, when issued upon the conversion of the Note in accordance with its terms, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens except those created by the Investor.

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7.       Disclosure; Non-Public Information. If required by law, the Company will timely file a current report on Form 8-K (“Current Report”) describing the material terms and conditions of this Agreement, a copy of which has been provided to Investor prior to the Effective Date. There is no adverse material information regarding Company that has not been disclosed to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company pursuant to the foregoing sentence, neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto. No information contained in the Disclosure Schedules constitutes material non-public information. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company.

8.       No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.       Financial Condition. The Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt, and represents that it will not do so.

10.       Section 5 Compliance. All information provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules and the representations and warranties in this Agreement, and the other statements made by Company in the Transaction Documents, do not contain any material untrue statement or omit to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.       Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Note, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

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12.       Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.       Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider or control person of Company, or to Company’s knowledge 10% or greater shareholder or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

b.       Investor and its representatives have not made and do not make any representations, warranties or agreements with respect to the Note, Common Stock and Conversion Shares, this Agreement, or the transactions contemplated hereby other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c.       The conversion of Note and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.       Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Shares.

13.       No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any current facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

14.       Not a Shell. Company is not, and has never been, a shell company as defined in Rule 12b-2 of the Exchange Act.

B.       Representations Regarding Company. Except as set forth in any Public Reports and attached exhibits, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

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1.       Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports or Disclosure Schedules. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Note, Common Stock and Conversion Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no existing or contemplated subscription or investment agreements, stockholder agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.       Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.       Public Reports; Financial Statements. Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed and, as applicable, amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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4.       Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.       Litigation. There is no Action completed, ongoing, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any current director or officer thereof, nor to the knowledge of Company any former director or officer of Company, and greater than 5% shareholder of Company, or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not ongoing, pending or threatened, and to the knowledge of Company is not contemplated, any investigation by the Commission or any law enforcement agency involving Company or any current director or officer of Company, or to the knowledge of Company any former director or officer of Company, and greater than 5% shareholder of Company, or any director or officer thereof.

6.       No Bankruptcy. The Company has not filed and, to the Company’s knowledge no other Person has filed or commenced, any petition or application, or any judicial or administrative proceeding commenced which has not been discharged, with respect to the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no general assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7.       Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.       Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

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9.       Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10.       Title to Assets. Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under leases which, to the Company’s knowledge, are valid, subsisting and enforceable leases and as to which Company and each Subsidiary are in compliance, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.

11.       Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to so have would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12.       Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged. To Company’s knowledge, such insurance contracts and policies are in full force and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

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13.       Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14.       Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement as a result of any action by the Company or any Person acting on its behalf. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

15.       Registration Rights. No Person has any right to cause Company to effect the registration under the Act of any securities of Company.

16.       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the Trading Market on which the Common Stock is currently quoted.

17.       Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

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18.       Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

19.       Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

20.       No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

21.       Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary.

22.       Computer and Technology Security. Company has taken reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures designed to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of its information technology systems.

23.       Data Privacy. Company has: (a) complied with, and is presently in compliance in all material respects with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied in all material respects with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any material incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C.       Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

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1.       Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.       Investor Status. At the time Investor was offered the Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; and (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof.

3.       Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note, Common Stock and Conversion Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Note, Common Stock and Conversion Shares and, at the present time, is able to afford a complete loss of such investment.

4.       Ownership. Investor is acquiring the Note as principal for its own account.

5.       No Short Sales. Neither Investor nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

IV.       Securities and Other Provisions.

A.       Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.       Furnishing of Information. As long as Investor owns any Note, Common Stock and Conversion Shares, Company will timely file all reports required to be filed by Company after the Effective Date pursuant to the Exchange Act. As long as Investor owns any Note, Common Stock and Conversion Shares, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Note, Common Stock and Conversion Shares, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

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C.       Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Note, Common Stock and Conversion Shares to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D.       Disclosure and Publicity. Company will provide to Investor for review and approval prior to filing or issuing that portion of any current, periodic or public report, registration statement, press release, public statement or communication relating to or referencing Investor, any Transaction Documents or the transactions contemplated thereby, any such approval not to be unreasonably withheld.

E.       Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.       No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe will constitute material non-public information after Closing. On and after Closing, neither Investor nor any Affiliate of Investor will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Shares.

G.       Indemnification of Investor.

1.       Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document willful misconduct or violation of applicable law.

2.       Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

3.       Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Note, Common Stock and Conversion Shares under this Agreement.

H.       Reservation of Shares. Company has reserved from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in the amount required by the Transaction Documents and will at all times maintain a reserve equal to 10 times the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time, free from preemptive rights (the “Reserved Amount”). The Reserved Amount will, if necessary, be increased from time to time in accordance with the Company’s obligations hereunder. If Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Note shall be convertible at the then current Conversion Price, Company will at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. Company (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of the Note, and agrees that its issuance of the Note will constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of the Note and Certificate of Designation.

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I.       Activity Restrictions. For so long as Investor or any of its Affiliates holds any Shares, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock owned or controlled by it, sign or solicit any proxies, attend or be present at a shareholder meeting for purposes of determining a quorum, or seek to advise or influence any Person with respect to any voting securities of Company, except in accordance with the recommendation of Company’s board of directors; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.       No Shorting. For so long as Investor holds any Note, Common Stock and Conversion Shares, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, Investor selling Conversion Shares after Investor has delivered a Conversion Notice to Company is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion. Investor may not sell, transfer or assign the Note or any of its rights under this Agreement.

K.       Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

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L.       Subsequent Financings. As long as Investor holds any Note, Common Stock and Conversion Shares, Company will not enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company.

V.       Registration Statement.

A.       Filing.

1.       Company will at its sole cost and expense prepare and file with the Commission as soon as practicable and in any event within 30 days after the Effective Date a Registration Statement (“Registration Statement”) on Form S-3 or, if Form S-3 is unavailable, Form S-1, registering the delayed and continuous resale of all Conversion Shares pursuant to Rule 415 under the Act, and will use reasonable best efforts to cause such Registration Statement to be declared effective under the Act as promptly as practicable, and to remain continuously effective until all Conversion Shares may be resold by Investor pursuant to Rule 144 without volume restrictions, manner-of-sale restrictions, or Company being in compliance with any current public information requirement (the “Registration Period”). In no event will Company withhold or delay any filing, amending or requesting of acceleration of effectiveness for the Registration Statement in order to facilitate registration for any Person other than Investor.

2.       If at any time after the initial registration Statement is filed on Form S-3 or Form S-1, the Registration Statement does not remain effective, Company shall use reasonable best efforts to amend the Registration Statement to continue effectiveness uninterrupted.

B.       Procedures. In connection with the Registration Statement, Company will, as soon as reasonably practicable:

1.       Prepare and file with the Commission such pre-effective and post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement, and file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading in any material respect, and as may otherwise be required or applicable under, and to comply with the provisions of, the Act with respect to the disposition of all Conversion Shares covered by the Registration Statement during the Registration Period.

2.       Furnish to Investor such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Act, and such other documents as Investor may reasonably request in order to facilitate the disposition of Conversion Shares owned by it.

3.       Notify Investor: (a) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, except for any filing to be made solely to incorporate by reference a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K to be filed with the Commission; (b) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.

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4.       Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification, or exemption from qualification, of any of the Conversion Shares for sale in any jurisdiction, at the earliest practicable moment.

5.       Incorporate in a Prospectus supplement or post-effective amendment such information as Investor requests be included therein regarding Investor or the plan of distribution of the Conversion Shares; and make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this paragraph that would violate applicable law.

6.       Whenever necessary, prepare and deliver to Investor any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.       Use reasonable best efforts to cause all Conversion Shares to be listed on the Trading Market or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the Common Stock is then listed.

8.       Fully cooperate with the Transfer Agent, Investor and its brokers to facilitate the timely clearing and delivery of Conversion Shares to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as Investor may reasonably request, including timely completion and delivery of all forms, documents and instruments requested by the Transfer Agent or any broker.

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VI.       Confession of Judgment.

Company and its President and Chief Executive Officer, who hereby absolutely, unconditionally and irrevocably guarantees payment in full of the Note and all obligations under all of the Transaction Documents, will execute the Confession of Judgment forms, which may be filed upon any default or material breach under the Note, including without limitation failure to timely issue Conversion Shares upon Conversion.

VII.       General Provisions.

A.       Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. New York time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. New York time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.       No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G, a Person who is not a party to this Agreement shall not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

D.       Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Investor.

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E.       Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.       Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.       Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the U.S. Virgin Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.       Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in aid of arbitration or for temporary, preliminary or provisional relief pending completion of arbitration.

I.       Remedies.

1.       In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws.

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2.       Without limitation of the foregoing, Company acknowledges that the rights and benefits of Investor pursuant to Section I.G.1. of the Note are unique and that no adequate remedy exists at law if Company breaches or fails timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages; accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, and prohibiting any Common Stock from being issued or transferred until after all Conversion Shares have been received by Investor in electronic form and fully cleared for trading, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any appeal filed by Company or on its behalf will be immediately and automatically dismissed. Company further acknowledges that it has an adequate remedy at law with respect to Section I.G.1. of the Note in a claim for money damages; accordingly, Company may not restrain or enjoin its transfer agent, Investor or any brokers from receiving or reselling any Conversion Shares, and any action for temporary, preliminary or final injunctive relief filed by Company or on its behalf will be immediately and automatically dismissed.

3.       Notwithstanding any other provision, the sole and exclusive venue for any action, claim or proceeding against Investor shall be St. Thomas, U.S. Virgin Islands. Any action, claim or proceeding filed or brought against Investor anywhere else will be immediately and automatically dismissed.

J.       Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.       Headings. The titles and headings in this Agreement and the Transaction Documents are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.

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L.       Time of the Essence. Time is of the essence with respect to all provisions of this Agreement, the Note, and all Transaction Documents.

M.       Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Note issued to Investor have been converted or redeemed. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

N.       Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O.       Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Q.       Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

GENEREX BIOTECHNOLOGY CORPORATION

By: /s/ Joseph Moscato

Name: Joseph Moscato

Title: President/CEO

Investor:

Discover Growth Fund LLC

Investor Name

By: /s/ John Kirkland

Name: John Kirland

Title: President of GP of Member

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Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Purchase Agreement.

“Closing” has the meaning set forth in Section II.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Note, including Common Stock that must be issued upon conversion of the Note, and Common Stock that must or may be issued in payment of any Interest.

“Disclosure Schedules” means the disclosure schedules of Company attached hereto as Exhibit 9. The Disclosure Schedules contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“Equity Conditions” has the meaning set forth in the Note.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

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“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” has the meaning set forth in Section III.B.11.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Legal Opinion” means an opinion from Company’s legal counsel, in the form attached as Exhibit 4.

“Liens” means a lien, charge, security interest or encumbrance in excess of $250,000, or a right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.9.

“Note” means the Promissory Note issued by Company, in the form attached as Exhibit 2, together with, if issued, the second such Note.

“Obligations” include the full and punctual observance and performance of all present and future duties, covenants, and responsibilities due to Investor by Company under this Agreement, the Note and the other Transaction Documents, including without limitation all present and future obligations and liabilities of Company for the payment of money (extending to all principal amounts, interest, late charges, fees, and all other charges and sums, as well as all costs and expenses payable by Company).

“Officer’s Certificate” means a certificate executed by an authorized officer of Company, in the form attached as Exhibit 5.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Public Reports” means the reports filed with the Commission by the Company pursuant to the Exchange Act (see Exhibit 9).

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“Purchase Amount” has the meaning set forth in Section II.A.1.

“Receivables” include all accounts receivable and all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an account, chattel paper, instrument, general intangible, or otherwise.

“Secretary’s Certificate” means a certificate, in the form attached as Exhibit 6, signed by the secretary of Company.

“Shares” include the initially delivered shares of Common Stock and the Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b) (21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Note.

“Transaction Documents” means this Agreement, the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

“Transfer Agent” means the transfer agent for Company.

“Transfer Agent Instructions” means a letter agreement executed by Company, its current transfer agent, and any successor transfer agent for the Common Stock, in the form attached as Exhibit 3.

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Exhibit 2

Note

GENEREX BIOTECHNOLOGY CORPORATION

PROMISSORY NOTE

I.       Terms of Note.

A.       Designation and Amount. This Promissory Note (“Note”) is issued and delivered to the holder of this Note (each, a “Holder” and collectively, the “Holders”) by Generex Biotechnology Corporation, a Delaware corporation (“Company”), in the initial face value of $2,200,000.00 (“Face Value”) on December 9, 2019 (“Issuance Date”). The Company will pay the Face Value to Investor in full on the Maturity Date.

B.       Ranking. This Note will rank senior to all common stock, preferred stock, other existing and all future indebtedness of the Company. This Note constitutes a debt instrument, Holder is a creditor not an equity security holder, and Holder will not be holder of an equity security unless, until and to the extent that Holder converts this Note into Conversion Shares as provided below.

C.       Interest.

1.       Commencing on the Issuance Date, this Note will accrue compound interest (“Interest”) at a rate equal to 12% per annum, all subject to adjustment as provided in this Note (“Interest Rate”), of the Face Value. The Interest Rate will retroactively increase by 10% per annum upon each occurrence of any Trigger Event (e.g. to 22% upon the first Trigger Event). Interest will be payable with respect to any portion of the Face Value of the Note upon any of the following: (a) upon redemption of the Note in accordance with Section I.F; (b) upon conversion of all or any portion of the Note in accordance with Section I.G, only with respect to that portion which is converted; (c) when, as and if otherwise declared by the board of directors of the Company; and (d) the Maturity Date. The Interest Rate used for calculation of the Liquidation Value, Early Redemption Price and Conversion Premium, as applicable, and the amount of Interest owed will be calculated and determined at close of the Trading Market immediately prior to the Notice Time.

2.       Interest, as well as any applicable Liquidation Value payable hereunder, will be paid: (a) provided no Trigger Event has occurred, in the Company’s sole and absolute discretion, immediately in cash; or (b) following the occurrence of a Trigger Event, or if Company does not for any reason whatsoever timely notify and pay Holder as provided in Section I.G.1.c below, in shares of Common Stock valued at the Market Price. In no event will the Market Price be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Note will be paid by wire transfer of immediately available funds to an account designated by Holder.

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3.       So long as any portion of this Note is outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

D.       Protective Provision.

1.       So long as any portion of this Note is outstanding, the Company will not, without written approval of the Holders of a majority of the Note then outstanding, alter or amend this Note.

2.       A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (b) Company issues securities that are senior to the Note in any respect, (c) Holder does not receive the number of Conversion Shares stated in a Conversion Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 5 or more consecutive trading days; or (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries.

3.       The Company will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Company will be allocated among the holders of capital stock of the Company in accordance with Section I.E, and the required amount is paid to Holder prior to or upon closing, effectuation, or occurrence of the Deemed Liquidation Event.

E.       Liquidation.

1.       Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, prior to any distribution or payment made to any other creditors or the holders of any Common Stock by reason of their ownership thereof, the Holders of this Note will be entitled to be paid out of the assets of the Company available for distribution to its creditors an amount with respect to the then-outstanding Face Value, plus an amount equal to any accrued but unpaid Interest thereon (collectively with the Face Value, the “Liquidation Value”). If, upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the amounts payable with respect to the Note are not paid in full, the Holders will share equally and ratably in any distribution of assets of the Company in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Interest, if any, to which each such Holder is entitled.

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2.       If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F.       Redemption.

1.       Company’s Redemption Option. On the Maturity Date, the Company may redeem paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

2.       Early Redemption. Prior to the Maturity Date, provided that no Trigger Event has occurred, the Company will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the Note then outstanding by paying Holder in cash by wire transfer of immediately available funds an amount (the “Early Redemption Price”) equal to 120% of the then-outstanding Face Value. Company shall, at Holder’s option, redeem the Note for the Early Redemption Price from the proceeds of debt or equity financing with gross proceeds of $5 million or more.

4.       Mandatory Redemption. If the Company determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Company will, within three Trading Days of such determination and prior to effectuating any such action, redeem this Note for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Maturity Date, or at the Liquidation Value if the event is on or after the Maturity Date.

5.       Mechanics of Redemption. In order to redeem any portion of this Note then outstanding, 30 Trading Days prior to payment the Company must deliver written notice (each, a “Redemption Notice”) to Holder setting forth (a) the Face Value the Company is redeeming, (b) the applicable Interest Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for the entire Note, each Holder will promptly submit to the Company such Holder’s Note. For the avoidance of doubt, the delivery of a Redemption Notice shall not affect Holder’s rights under Section I.G until after receipt of cash payment by Holder.

G.       Conversion.

1.       Mechanics of Conversion.

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a.       All or any portion of the Face Value of the Note may be converted, in part or in whole, into shares of Common Stock, at any time or times beginning on the earlier of effectiveness of the Registration Statement or 6 months after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Company; (i) if at the option of Holder, by delivery of one or more written notices to the Company or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of the Note or (ii) if at the option of the Company, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Company Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), of the Company’s election to convert all of any portion of the Note.

b.       Each Delivery Notice (as defined below) will set forth the amount of Face Value of Note being converted, the Conversion Premium and the minimum number of Conversion Shares as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

c.       As soon as practicable, and in any event within 1 Trading Day after the Notice Date, time being of the essence, the Company will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Company’s transfer agent (the “Transfer Agent”), copying Holder, with instructions to immediately comply with the Delivery Notice and deliver the number of Conversion Shares stated in the Delivery Notice forthwith; (ii) either (A) if the Company is approved through The Depository Trust Company (“DTC”), authorize and instruct the credit by the Transfer Agent of the number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Company is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate bearing no restrictive legend, registered in the name of Holder or its designee, for the number of Conversion Shares set forth in the Delivery Notice; and (iii) if it contends that the Delivery Notice is in any way incorrect, so notify Holder and provide a thorough written explanation and its own calculation, or the Delivery Notice and the calculations therein will conclusively be deemed correct for all purposes. The Company will at all times diligently take or cause to be taken all actions necessary to cause the Conversion Shares to be issued forthwith. If the Conversion Shares are not registered for resale, Investor will provide a legal opinion that they are exempt from registration. Under no circumstances will the Company issue a share certificate bearing a restrictive legend.

d.       If at any time or times during or at the end of the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, including without limitation because the Conversion Price has changed for any reason, Holder may at any time in its sole and absolute discretion deliver one or more additional written notices to the Company or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

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e.       If the Company for any reason does not issue or cause to be issued to the Holder within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Company will pay in cash to the Holder on each day after such 2nd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Company should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

f.       Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Company’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Company’s obligations under these sections; and under no circumstances may the Company seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

g.       Company acknowledges and agrees that monetary damages would be difficult to quantify and prove, and that Holder would not have an adequate remedy at law for any failure to fully perform under this Section G. If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Company and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Company may not seek to stay or appeal.

h.       No fractional shares of Common Stock are to be issued upon conversion of this Note, but rather the Company will round up to the nearest full share. The Holder will not be required to deliver the original of this Note in order to effect a conversion hereunder. The Company will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.       Holder Conversion. In the event of a conversion of any portion of this Note pursuant to a Holder Conversion Notice, the Company will (a) satisfy the payment of Conversion Premium as provided in Section I.C.2, and (b) issue to the Holder of this Note a number of Conversion Shares equal to the Face Value divided by the applicable Conversion Price with respect to the amount of Note converted; all in accordance with the procedures set forth in Section I.G.1.

3.       Company Conversion. The Company will have the right to send the Holder a Company Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Company Conversion Notice is given. Upon any conversion of any portion of this Note pursuant to a Company Conversion Notice, the Company will on the date of such notice (a) satisfy the payment of Conversion Premium as provided in Section I.C.2, and (b) issue to the Holder of this Note a number of Conversion Shares equal to the Face Value divided by the applicable Conversion Price with respect to the amount of Note converted; all in accordance with the procedures set forth in Section I.G.1.

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4.       Stock Splits. If the Company at any time on or after the issuance of this Note subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Company at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

5.       Rights. Except for those issued under the Company’s 2017 Equity Incentive Plan, in addition to any other adjustments, if at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of the entire Note held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6.       Definitions. The following terms will have the following meanings:

a.                  “Conversion Premium” with respect to any amount of this Note that is converted prior to the Maturity Date means the Face Value of the amount converted, multiplied by the product of (i) the applicable Interest Rate, and (ii) the number of whole years between the Issuance Date and the Maturity Date.

b.                  “Conversion Price” means, if there has never been a Trigger Event, a price per share of Common Stock equal to 95% of the Market Price less $0.05 per share, but no less than the Floor Price, subject to adjustment as otherwise provided herein. Upon the occurrence of each Trigger Event the percentage in the preceding sentence will decrease by 10% (e.g. to 80% upon the first Trigger Event).

c.                   “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of this Note.

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d.                  “Equity Conditions” means on each day during the Measuring Period, (i) the Common Stock is not under chill or freeze from DTC, (ii) the Common Stock is designated for trading on a OTCQB or higher stock market and shall not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (iii) the Company has delivered Conversion Shares upon all conversions or redemptions of this Note in accordance with their terms to the Holder on a timely basis; (iv) the Company will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares without restriction; (v) there has been a minimum average trading volume of $2 million per day in the prior 40 Trading Days; (vi) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (vii) the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; and (viii) not more than 3 Trigger Events shall have occurred.

e.                   “Floor Price” means $0.35 per share of Common Stock after Approval is obtained, and $1.00 per share of Common Stock before Approval is obtained.

f.                    “Maturity Date” means the date that is the 18-month anniversary of the Issuance Date.

g.                  “Market Price” means the mathematical average of the 5 lowest individual daily volume weighted average prices of the Common Stock during the Measuring Period, which may be non-consecutive.

h.                  “Measuring Period” means the period beginning on the Issuance Date and ending on the Maturity Date.

i.                    “Purchase Agreement” means the Purchase Agreement or other agreement pursuant to which the Note is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

j.                    “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

k.                  “Trading Market” means OTCQB or whatever higher market is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

7.       Issuance Limitation. Notwithstanding any other provision, at no time may the Company issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Company. Company and its transfer agent will immediately provide Holder with the then total number of outstanding shares of Common Stock at any time upon request. No provision of this paragraph may be waived by Holder or the Company.

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8.       Conversion at Maturity. Subject to the foregoing paragraph, provided no Trigger Event has occurred, on the Maturity Date, all remaining outstanding Note will be automatically converted into shares of Common Stock at the Conversion Price.

H.       Trigger Event.

1.       Any occurrence of any one or more of the following, at any time and for any reason whatsoever, will constitute a “Trigger Event”:

a.       Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice, time being of the essence;

b.       The issuance of restricted shares if Holder provides a legal opinion that shares may be issued without restrictive legend, or the issuance of a certificate if Holder requests electronic delivery via DTC;

c.       Any violation of or failure to timely perform any covenant or provision of this Note, the Purchase Agreement, or any Transaction Document, related to payment of cash, registration, authorization, reservation, issuance or delivery of Conversion Shares, time being of the essence;

d.       Any violation of or failure to perform any covenant or provision of this Note, the Purchase Agreement, or any Transaction Document, which in the case of a default that is curable, is not related to payment of cash, registration, reservation or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

e.       Any representation or warranty made in the Purchase Agreement or any Transaction Document is untrue or incorrect in any respect as of the date when made or deemed made;

f.       The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Company or any subsidiary is obligated with a value of $250,000 or more, including without limitation of an aggregate of at least $250,000 of indebtedness, not disclosed in the Disclosure Schedules;

g.       While any Registration Statement is required to be maintained effective pursuant to any Transaction Document, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 10 or more Trading Days, which may be non-consecutive;

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h.       The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market, or failure to meet the requirements for continued listing on the Trading Market;

i.       The Company’s notice, written or oral, to Holder, including without limitation, by way of public announcement or through any of its attorneys, agents, or representatives, of its intention not to comply, as required, with a Conversion Notice at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

j.       Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any subsidiary and, if instituted against the Company or any subsidiary by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

k.       The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Company or any subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

l.       A judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company or any of its subsidiaries and are not stayed or satisfied within 30 days of entry;

m.       The Company does not for any reason timely comply with any applicable reporting requirement of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all public reports and filings;

n.       Any regulatory, administrative or enforcement proceeding is initiated against Company or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents);

o.       Any material provision of this Note is at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any subsidiary denies that it has any liability or obligation purported to be created under this Note; or

p.       The failure of one or more Equity Conditions other than (v).

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2.       It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the change in circumstances, potential consequences and increased risk in light of the occurrence of a Trigger Event, and not as a penalty or punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

II.       Miscellaneous.

A.       Notices. Any and all notices to the Company will be addressed to the Company’s Chief Executive Officer at the Company’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Company to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail, facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. New York time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. New York time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

B.       Lost or Mutilated Note. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Note, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Company will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the Face Value represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and will not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned have executed this Note on December 9, 2019.

Signed:

Name:

Title:

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Exhibit 3

Transfer Agent Instructions

GENEREX BIOTECHNOLOGY CORPORATION

December 9, 2019

Broadridge Financial Solutions Inc.

51 Mercedes Way

Edgewood, NY 11717

Re: Generex Biotechnology Corporation

Ladies and Gentlemen:

In accordance with the Purchase Agreement (“Agreement”), dated December 9, 2019, by and between Generex Biotechnology Corporation, a Delaware corporation (“Company”), and Discover Growth Fund, LLC (“Investor”), pursuant to which Company is required to issue and deliver 100,000 shares (“Shares”) of Company’s common stock (“Common Stock”) immediately upon request, and to reserve, issue and deliver additional Shares upon conversion of the Promissory Note (each a “Note”) in the initial principal amounts of $2,200,000 and $275,000 purchased by Investor, this will serve as our irrevocable, absolute and unconditional instruction, authorization and direction to you to: (a) at any time upon Investor’s request, issue and deliver 100,000 Shares to Investor, (b) immediately reserve 100 million Shares for Investor, (d) upon receipt of written notice, from either Company or from Investor with a copy to Company, reserve any additional Shares requested to be reserved, (e) provide Investor with the then total outstanding number of shares of Common Stock at any time upon request; and (f) whenever either Company or Investor provides you with a Delivery Notice in the form attached hereto as Appendix I, immediately issue the Shares requested. Capitalized terms used herein without definition will have the respective meanings ascribed to them in the Agreement.

The Shares will remain in the created reserve until the earlier of their issuance or such date as both Investor and Company provide written instructions that the Shares or any part of them may be taken out of the reserve and will no longer be subject to the terms of these instructions.

Upon your receipt of a Delivery Notice from either Company or Investor, you are to immediately process the notice in accordance with your most-expedited rush procedures which will be requested on submission, and use your commercially reasonable best efforts to issue and deliver to Investor forthwith the number of Shares stated in the Delivery Notice, either: (a) only if Company is not approved through DTC, and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing no restrictive legend; or (b) if Company is DTC eligible and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by issuing pursuant to the DTC Fast Automated Securities Transfer (FAST) Program and crediting to Investor’s balance account with DTC through its Deposit and Withdrawal At Custodian (DWAC) system, and notifying Investor to cause its bank or broker to post the DWAC transaction. You will, at all times, diligently take or cause to be taken all actions necessary to cause the Shares to be issued immediately.

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Company hereby confirms that the Shares should not be subject to any stop-transfer restrictions and will otherwise be freely transferable on the books and records of Company, and if the Shares are certificated, the certificates will not bear any legend restricting transfer of the Shares represented thereby, if a legal opinion is provided as set forth in the preceding paragraph.

Company hereby confirms that no instructions other than as contemplated herein will or may be given to you by Company with respect to the Shares. Company may not instruct you to delay or disregard any reserve request or Delivery Notice and you may not do so. You are to comply promptly with any Delivery Notice or share reservation notice received from Investor, notwithstanding any contrary instructions from Company.

Company will not replace you as Company’s transfer agent, until a reputable registered transfer agent has agreed in writing to serve as Company’s transfer agent and to be bound by all terms and conditions of this letter agreement. In the event that you resign as Company’s transfer agent, Company will engage a suitable replacement reputable registered transfer agent that will agree to serve as transfer agent for Company and be bound by the terms and conditions of these irrevocable instructions as soon as practicable and in any event within 2 Trading Days. In any event, you will not transfer any records of Company to any new transfer agent unless and until Investor has first confirmed in writing that the new transfer agent is reasonably suitable and has agreed in writing to be bound by these instructions.

Company must keep its bill current with you. If Company is not current and is on suspension, Investor will have the right to pay the amount of your standard fees for a share issuance in order for you to act upon these instructions. If payment for the reservation or issuance is not paid by Company or Investor, you have no obligation to act under instructions until your fees are paid.

Company and you hereby acknowledge and confirm that complying with the terms of these instructions does not and will not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to Company.

Company will indemnify you and your officers, directors, principals, partners, advisors, attorneys, agents and representatives, and hold each of them harmless from and against any and all loss, cost, liability, damage, claim or expense (including the reasonable fees and disbursements of attorneys) incurred by or asserted against you or any of them arising out of or in connection with any Delivery Notice or the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that Company will not be liable hereunder as to amounts in respect of which it is finally determined by a court of competent jurisdiction to be due solely to your fraud, willful misconduct or gross negligence. You will be entitled to indemnity and will have no liability to Company in respect of any action taken in compliance with any Delivery Notice or instruction from Investor, notwithstanding any contrary instructions from Company. Accordingly, you shall have no duty or obligation to confirm the accuracy of any calculations or information set forth in any Delivery Notice submitted by the Investor.

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Investor is intended to be and is a third-party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the prior written consent of Investor. The above instructions cannot be revoked, cancelled or modified without prior written approval of Investor.

The Board of Directors of Company has approved the foregoing irrevocable instructions and does hereby extend Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth. You have not previously received contrary instructions from Company or its agents, nor are you aware of any facts or circumstances that would make the transaction improper or illegal under applicable laws or regulations.

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

GENEREX BIOTECHNOLOGY CORPORATION

By:

Name:

Title:

ACCEPTED AND AGREED:

DISCOVER GROWTH FUND, LLC

By:

Name:

Title:

37

Appendix I

Form of Delivery Notice

DELIVERY NOTICE

Reference is made to the Promissory Note (“Note”) issued by Generex Biotechnology Corporation, a Delaware corporation (“Company”) to the Investor named below pursuant to the Purchase Agreement dated December 9, 2019. In accordance with and pursuant to the Note, Investor hereby converts that amount of Face Value of the Note stated below into shares of Common Stock (“Common Stock”) of Company, as of the date and time first stated below.

Notice Time: XX/XX/20XX, XX:XX x.m. New York time

Amount of Face Value of Note to be converted: $XXX,000.00

Accrued Interest: $XX, XXX.00

Estimated 5 lowest daily VWAPs during Measurement Period: $X.XX

Estimated Conversion Price: $X.XX

Estimated Number of Conversion Shares to be Issued:

Prior Common Stock issuances related to this Delivery Notice: 0

Shares of Common Stock to be issued now, subject to X.99% issuance limitation: XX,XXX

Please issue the Common Stock being converted via DWAC in the following name and to the following broker(s), and notify when Company’s transfer agent is ready for broker to initiate DWAC:

Shares:	XX,XXX
Issue to:	INVESTOR NAME
Broker:	BROKER NAME
Account #:	XXX-XXX
DTC#	XXXX
Contact:	NAME AND TELEPHONE

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Exhibit 4

Form of Legal Opinion

1.                   The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation.

2.                   The Company has the corporate power to execute, deliver and perform its obligations under the Transaction Documents, to sell and issue the Note and Common Stock, and to issue the Common Stock issuable upon conversion of the Note (the “Conversion Shares”).

3.                   The Note has been duly executed and delivered by the Company, and upon issuance and delivery in accordance with the terms of the Purchase Agreement, the Note will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. The Conversion Shares issuable upon conversion of the Note and Preferred Stock have been duly authorized and reserved for issuance, and upon issuance and delivery upon conversion thereof in accordance with the terms of the Note and Preferred Stock, will be validly issued, fully paid and nonassessable. Such issuance of the Not, the Preferred Stock and the Conversion Shares will not be subject to any statutory preemptive rights of any stockholder of the Company.

4.                   The execution and delivery of the Purchase Agreement, the Note and other Transaction Documents and the issuance and sale of the Note, Common Stock and Conversion Shares have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company.

5.                   Each Transaction Document constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.                   The execution and delivery of the Transaction Documents by the Company does not, and the Company’s issuance and sale of the Note, Common Stock and Conversion Shares will not (a) violate the Certificate of Incorporation or the Bylaws, each as in effect on the date hereof, (b) violate in any U.S. federal or applicable state law, rule or regulation that, in our experience, is applicable to transactions of the type contemplated by the Transaction Documents (except that no opinion is given with respect to applicable federal and state securities laws),, or (c) to our knowledge, require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any state or federal governmental authority, except (i) as have been, or will be prior to the Closing, duly obtained or made, or (ii) any filings which may be required under applicable federal securities, state securities or blue sky laws, as to which no opinion is given,.

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7.                   The Company is not, and immediately after the consummation of the transactions contemplated by the Transaction Documents will not be, an investment company within the meaning of Investment Company Act of 1940, as amended.

8.                   To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

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Exhibit 5

Officer’s Certificate

GENEREX BIOTECHNOLOGY CORPORATION

December 9, 2019

The undersigned hereby certifies that:

The undersigned is the duly appointed Chief Executive Officer of Generex Biotechnology Corporation, a Delaware corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Purchase Agreement, dated December 9, 2019, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement or any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:

Name:

Title:

41

Exhibit 6

Secretary’s Certificate

December 9, 2019

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Generex Biotechnology Corporation, a Delaware corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Purchase Agreement, dated December 9, 2019, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Note, the Conversion Shares, the other Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:

Name:

Title:

42

Exhibit 6

Confession of Judgment

IN THE SUPERIOR COURT OF THE STATE OF DELAWARE

DISCOVER GROWTH FUND, LLC, a U.S. )

Virgin Islands limited liability company, )

)

Plaintiff,       )

)

v.       )

)

GENEREX BIOTECHNOLOGY )

CORPORATION, a Delaware corporation, )

and JOSEPH MOSCATO, an individual, )

)

Defendants.       )

)

WARRANT OF ATTORNEY

TO CONFESS JUDGMENT

The undersigned, Generex Biotechnology Corporation (“Generex”), a corporation organized and existing under the laws of the State of Delaware, is indebted to Discover Growth Fund, LLC (“Discover”), a limited liability company organized and existing under the laws of the Territory of the United States Virgin Islands, on the Promissory Note (“Note”) executed on December 9, 2019 in the initial principal amount of $2,200,000.00.

Generex hereby appoints any attorney duly admitted to practice in the State of Delaware to be its attorney, to appear in any court of record, at any time after this Warrant of Attorney to Confess Judgment (“Warrant”) becomes due, and there to waive service of process and confess a judgment against Generex in favor of Discover on the Note for the amount of $2,475,000.00, together with costs and attorney fees; giving its attorney full power and authority to perform every act necessary, including the power to waive and release all errors incident to the exercise of this power and the entry and enforcement of the judgment, and all right of review predicated on it; ratifying and confirming all that its attorney may do or cause to be done by virtue of this Warrant.

GENEREX BIOTECHNOLOGY CORPORATION

By:

Name: Joseph Moscato

Title: President and Chief Executive Officer

43

IN THE SUPERIOR COURT OF THE STATE OF DELAWARE

DISCOVER GROWTH FUND, LLC, a U.S. )

Virgin Islands limited liability company, )

)

Plaintiff,       )

)

v.       )

)

GENEREX BIOTECHNOLOGY )

CORPORATION, a Delaware corporation, )

and JOSEPH MOSCATO, an individual, )

)

Defendants.       )

)

WARRANT OF ATTORNEY

TO CONFESS JUDGMENT

I, the undersigned, Joseph Moscato, the President and Chief Executive Officer of Generex Biotechnology Corporation (“Generex”), a corporation organized and existing under the laws of the State of Delaware, am indebted to Discover Growth Fund, LLC (“Discover”), a limited liability company organized and existing under the laws of the Territory of the United States Virgin Islands, as guarantor of the Promissory Note (“Note”) executed by Generex on December 9, 2019 in the initial principal amount of $2,200,000.00.

I hereby appoint any attorney duly admitted to practice in the State of Delaware to be my attorney, to appear in any court of record, at any time after this Warrant of Attorney to Confess Judgment (“Warrant”) becomes due, and there to waive service of process and confess a judgment against me in favor of Discover on the guarantee of the Note for the amount of $2,475,000.00, together with costs and attorney fees; giving my attorney full power and authority to perform every act necessary, including the power to waive and release all errors incident to the exercise of this power and the entry and enforcement of the judgment, and all right of review predicated on it; ratifying and confirming all that my attorney may do or cause to be done by virtue of this Warrant.

Signed:

Name: Joseph Moscato

44

IN THE SUPERIOR COURT OF THE STATE OF DELAWARE

DISCOVER GROWTH FUND, LLC, a U.S. )

Virgin Islands limited liability company, )

)

Plaintiff,       )

)

v.       )

)

GENEREX BIOTECHNOLOGY )

CORPORATION, a Delaware corporation, )

and JOSEPH MOSCATO, an individual, )

)

Defendants.       )

)

AFFIDAVIT BY DEFENDANT-OBLIGOR

FOR CONFESSION OF JUDGMENT

STATE OF FLORIDA :

: SS.:

COUNTY OF BROWARD :

JOSEPH MOSCATO, being duly sworn, deposes and says:

1.       I am the President and Chief Executive Officer of Generex Biotechnology Corporation (“Generex”), a corporation organized and existing under the laws of the State of Delaware, and am indebted to Discover Growth Fund, LLC (“Discover”), a limited liability company organized and existing under the laws of the Territory of the United States Virgin Islands, as guarantor of the Promissory Note (“Note”) executed by Generex on December 9, 2019 in the initial principal amount of $2,200,000.00.

2.        Judgment may be entered against me for the sum of $2,475,000.00, together with costs and attorney fees.

3.       I hereby authorize entry of judgment in the Superior Court of the State of Delaware in and for New Castle County.

4.       The contact with the State of Delaware in the transaction is that Generex is a Delaware corporation, that I am the President and Chief Executive Officer of said Delaware corporation, and am the guarantor of the Note issued by said Delaware corporation.

5.       My mailing address and residence where I most likely would receive mail is .

______

Joseph Moscato

NOTARY SIGNATURE AND SEAL APPEARING ON PAGE 2:

45

The foregoing Affidavit by Defendant-Obligor for Confession of Judgment was Sworn to and subscribed before me, the undersigned authority, by Joseph Moscato personally on his own behalf, who is [ ] personally known by me or [ ] produced _______________________________ as identification this 9th day of December, 2019.

_____________________________

Notary Public

Seal:

46